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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 17, 1999






                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                    333-83541                   13-3836437
(State or Other Jurisdiction     (Commission               (I.R.S. Employer
  of Incorporation)              File Number)              Identification No.)

245 Park Avenue
New York, New York                                             10167
(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 272-4095


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Item 7.      Financial Statements and Exhibits.

Information and Exhibits.

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                                   Description

            25                                      Form T-1 Statement of
                                                    Eligibility under the
                                                    Trust Indenture Act of
                                                    1939, as amended.
                                                    (Certain exhibits to
                                                    Form T-1 are
                                                    incorporated by
                                                    reference to Exhibit
                                                    25.1 of Registration
                                                    Statement on Form S-3
                                                    of Bear Stearns Asset
                                                    Backed Securities,
                                                    Inc., filed on July 23,
                                                    1999 (File No.
                                                    333-83541)).


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BEAR STEARNS ASSET BACKED
                                                       SECURITIES, INC.

                                                     By: /s/ Jonathan Lieberman
                                                         Jonathan Lieberman
                                                         Authorized Signatory

Dated: November 17, 1999


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Exhibit Index

Exhibit         Description                                              Page
25              Form T-1 Statement of Eligibility under the Trust         6
                Indenture Act of 1939, as amended.
                (Certain exhibits to Form T-1 are
                incorporated by reference to Exhibit
                25.1 of Registration Statement on Form
                S-3 of Bear Stearns Asset Backed
                Securities, Inc. filed on July 23,
                1999 (File No. 333-83541)).



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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY

                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         -----------------------------

__ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b) (2)

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                        41-1592157
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                     55479
(Address of principal executive offices)                   (Zip code)

                      Stanley S. Stroup, General Counsel
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)

                         -----------------------------

                      GMACM HOME EQUITY LOAN TRUST 1999-2
              (Exact name of obligor as specified in its charter)

DELAWARE                                                   PENDING
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

C/O NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
11000 BROKEN LAND PARKWAY
COLUMBIA, MARYLAND                                         21044
(Address of principal executive offices)                   (Zip code)

                         -----------------------------
                      GMACM HOME EQUITY LOAN TRUST 1999-2
               HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 1999-2
                      (Title of the indenture securities)



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Item 1.  General Information.  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility.  Norwest
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b.       A copy of the certificate of the
                                    Comptroller of the Currency dated
                                    January 2, 1934, approving the
                                    consolidation of The Northwestern National
                                    Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.


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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 17th day of November 1999.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                     /s/ Peter A. Gobell

                                                     Peter A. Gobell
                                                     Trust Officer


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                                   EXHIBIT 6

November 17, 1999




Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                /s/ Peter A. Gobell
                                                Peter A. Gobell
                                                Trust Officer


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